UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 7, 2005

                         MURRAY UNITED DEVELOPMENT CORP.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    33-19048NY                 222856171
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)


        P.O. BOX 224, LANDING, NEW JERSEY                     07850
    (Address of Principal Executive Offices)                (Zip Code)

                                 (908) 979-3025
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.



On September 7, 2005 the Company appointed Carmine Vano, age 59, to the Board of Directors to fill a vacancy created by the resignation of Mr. Frank Pecorella, who resigned on May 23, 2005. From 1963 to the present, Mr.Vano has owned and operated Roman Concrete Corp, a concrete contracting company located on Long Island, New York. He is also a principal and manager of AMC Realty Properties Company, LLC and CNV Realty Company, LLC, which own two shopping centers and an industrial building on Long Island, New York.

The Board has agreed to cause the Company to issue 100,000 shares of its Common Stock to Mr. Vano in consideration of his services as a Director of the Company.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MURRAY UNITED DEVELOPMENT CORP.

Date: September 7, 2005               By: /s/ Anthony Campo
                                      --------------------------------------
                                      Anthony Campo, Chief Financial Officer